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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2002


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                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                         0-10068                76-0566682
(State or other jurisdiction        (Commission File          (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)


                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)


                                 (713) 351-4100
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On January 25, 2002, ICO, Inc. issued a press release announcing that its Board of Directors had (i) changed the date of its annual meeting of shareholders (the "Annual Meeting") from January 31, 2002 to March 15, 2002 and
(ii) reset the record date for the Annual Meeting to January 28, 2002. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits

         Exhibit               Description

         99.1                  Press Release dated January 25, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ICO, INC.

Date:  January 25, 2002

                                       By: /s/ CHRISTOPHER O'SULLIVAN
                                           -------------------------------------
                                       Name:  Christopher N. O'Sullivan
                                       Title: Vice Chairman and Chief Financial
                                              Officer


                                       By: /s/ JON C. BIRO
                                           -------------------------------------
                                       Name:  Jon C. Biro
                                       Title: Senior Vice President, Chief
                                              Accounting Officer and Treasurer






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                                 EXHIBIT INDEX

Exhibit No.        Description
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   99.1            Press Release dated January 25, 2002.